Pricing Supplement No. 8 Dated November 8, 1999
(To Prospectus dated January 19, 1999 File No. 333-65535:)
Filed Pursuant to: Rule 424 (b) (3)


                                 $500,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series H
              Due from 9 Months to 15 years From the Date of Issue

                                MEDIUM -TERM NOTE
                                  FLOATING RATE


Date of Issue:                          November 12, 1999

Maturity Date:                          October 25, 2000

Principal Amount:                       $20,000,000.00

Price to Public:                        100%

Interest Rate Basis:                    LIBOR Telerate

Index maturity:                         6 months

Initial Interest Rate:                  6.4118%

Spread (plus or minus):                 + 40 bp

Interest Reset Date:                    April 19, 2000

Interest Payment Dates:                 April 25, 2000 and October 25, 2000

Calculation agent:                      Salomon Smith Barney

Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:               N/A

Optional Repayment Date:                N/A

Agent's Discount or Commission:         $25,000.00

Cusip Number:                           20033R GD 5